EXHIBIT 24

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         Each of the undersigned does hereby make, constitute and appoint David
R. Birk and Raymond Sadowski, and each of them, his attorneys-in-fact and agent with full power of substitution, to execute for him and in his behalf in any and all capacities the Registration Statement on Form S-8 relating to the Avnet Employee Stock Purchase Plan, any amendments thereto (including post-effective amendments), and any other documents incidental thereto, and to file the same, with all exhibits thereto and all other required documents, with the Securities and Exchange Commission. Each of the undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 23rd day of July, 1999.

                                 /s/ Roy Vallee
                                 ---------------------------------------------
                                 Roy Vallee, Chairman of the Board,
                                 Chief Executive Officer and Director


                                 /s/ Raymond Sadowski
                                 ---------------------------------------------
                                 Raymond Sadowski, Senior Vice President,
                                 Chief Financial Officer and Assistant Secretary


                                  /s/ John F. Cole
                                 ---------------------------------------------
                                  John F. Cole, Controller


                                  /s/ Eleanor Baum
                                 ---------------------------------------------
                                  Eleanor Baum, Director


                                  /s/ J. Veronica Biggins
                                 ---------------------------------------------
                                  J. Veronica Biggins, Director


                                  /s/ Joseph E. Caligiuri
                                 ---------------------------------------------
                                  Joseph E. Caligiuri, Director


                                  /s/ Lawrence W. Clarkson
                                 ---------------------------------------------
                                  Lawrence W. Clarkson, Director


                                  /s/ Ehud Houminer
                                  ---------------------------------------------
                                  Ehud Houminer, Director

                                       11


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                                  /s/ James A. Lawrence
                                 ---------------------------------------------
                                  James A. Lawrence, Director


                                  /s/ Salvatore J. Nuzzo
                                 ---------------------------------------------
                                  Salvatore J. Nuzzo, Director


                                  --------------------------------------------
                                  Frederic Salerno, Director


                                  /s/ Fredrick S. Wood
                                  --------------------------------------------
                                  Fredrick S. Wood, Director

                                       12